UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 30, 2004

                             PROCERA NETWORKS, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)

               Nevada                 000-49862            33-0974674
    (State or other jurisdiction     (Commission         (IRS Employer
          of incorporation)          File Number)    Identification Number)


                        3175 South Winchester Boulevard,
                               Campbell, CA 95008
                           --------------------------
                    (Address of principal executive offices)

                                 (408) 874-4600
                                 ---------------
              (Registrant's telephone number, including area code)

                                       n/a
                           --------------------------
          (Former Name or Former Address if changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01    Entry into Material Definitive Agreements

     On December 30, 2004, Procera Networks, Inc. (the "Company") completed the sale of 5,762,500 shares of its restricted common stock (the "Shares") for $0.80 per share for a total of $4,610,000 to institutional and accredited investors pursuant to subscription agreements (each a "Subscription Agreement"), the form of which is attached as an exhibit to this report. The Company's stock closed at $1.74 on Wednesday, December 29, 2004. The Company's Board of Directors accepted the terms for the sale of the Shares after pursuing all financing alternatives and based upon advice from its placement agents.

     Under the Subscription Agreement, the Company also issued warrants (the "Warrants") to purchase an aggregate of 1,728,750 shares of the Common Stock at a per share exercise price of $1.25 and warrants to purchase an aggregate of 1,728,750 shares of the Common Stock at a per share exercise price of $1.37. The Warrants are exercisable, in whole or in part, for three years following the effectiveness of a registration statement to be filed by the Company by January 29, 2005 that includes the shares underlying the Warrants.

     Pursuant to a registration rights agreement between the Company and the investors, the Company has agreed to file a registration statement with the Securities and Exchange Commission (the "SEC") covering the resale of the subject shares of the Company's common stock underlying the Subscription Agreements and the Warrants.

     The foregoing description does not purport to be a complete statement of the parties' rights and obligations under the Subscription Agreement and the transactions contemplated thereby or a complete explanation of the material terms thereof.

ITEM 3.02    Unregistered Sale of Equity Securities

     The disclosures in Item 1.01 are incorporated in this Item 3.02 by reference.

     The Shares and the Warrants were issued to accredited investors in a private placement transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Rule 506 of Regulation D promulgated thereunder. Seidler Companies and Pacific Wave Capital served as placement agents for the transaction. The purchasers had access to all relevant information necessary to evaluate the investment, and represented to the Company that the securities were being acquired for investment purposes.

     The Shares and the Warrants have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration under the Securities Act and applicable state securities laws or an applicable exemption from registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the subject shares of the Company's Common Stock underlying such securities by January 29, 2005.

Item 9.01    Financial Statements and Exhibits

     (c)  Exhibits

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      10.1       Form of Subscription Agreement
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      10.2       Form of Registration Rights Agreement
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      10.3       Form of Warrant ($1.25 per share)
     ------     ----------------------------------------------------------------

     ------     ----------------------------------------------------------------
      10.4       Form of Warrant ($1.37 per share)
     ------     ----------------------------------------------------------------

     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Date:  January 3, 2005                  PROCERA NETWORKS, INC.,
                                        a Nevada corporation


                                        By:  /s/  Douglas J. Glader
                                        -------------------------------------
                                        Title:  President & CEO
                                        -----------------------------------


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